Prudential Investment Portfolios 3
PGIM Global Dynamic Bond Fund

Supplement dated April 25, 2019

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective on or about December 31, 2019, Arvind Rajan, PhD has announced his intention to retire.  Accordingly, effective as of that date, all references and information pertaining to Arvind Rajan, PhD are removed. Robert Tipp, CFA, Michael J. Collins, CFA, and Matthew Angelucci, CFA will continue to serve as portfolio managers for the Fund.

LR1195